Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl F. Fahrenkrug, Chief Executive Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended March 31, 2005 (the Report) fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2005                         /s/ Carl F. Fahrenkrug
                                                Carl F. Fahrenkrug
                                                Chief Executive Officer

                                                              Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard L. Jones, Chief Financial Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended March 31, 2005 (the Report) fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2005                         /s/ Richard L. Jones
                                                Richard L. Jones
                                                Chief Financial Officer